UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 21, 2015 (May 20, 2015)
Date of Report (Date of earliest event reported)

0-16211
(Commission File Number)

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers.

Leslie A. Jones retired as a member of the Board of Directors (the “Board”) of DENTSPLY International, Inc. (the “Company”), effective at the Annual Meeting of Stockholders of the Company held on May 20, 2015 (the “2015 Annual Meeting”). Mr. Jones’ retirement from the Board occurred in accordance with the Company’s Corporate Governance Guidelines, which mandate that a Director who attains the age of 75 shall be required to retire from the Board at the next Annual Meeting of Stockholders. Effective as of Mr. Jones’ retirement, the number of directors constituting the entire Board was reduced from eleven to ten directors.

Item 5.03 Amendments to Articles of Incorporation or By-Laws.

On May 20, 2015, the Board passed a resolution to amend the Company’s By-Laws to designate the Delaware state courts (or in the absence of state court jurisdiction, a federal court sitting in Delaware) as the exclusive forum for: stockholder derivative actions; breach of fiduciary duty claims; claims relating to Delaware corporate law or the Company’s Certificate of Incorporation or By-Laws; or actions governed by the internal affairs doctrine. The amendment was effective upon its approval by the Board.

The foregoing is a summary description of the amendment to the Company's By-Laws and is qualified in its entirety by reference to the full text of the Company’s Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 20, 2015. The following matters were voted upon at the Annual Meeting, with the results indicated:

1.	Election of Directors

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael C. Alfano	117,492,933	1,961,443	62,302	8,686,969
Eric K. Brandt	118,380,393	1,071,330	64,955	8,686,969
Willie A. Deese	118,440,643	996,843	79,192	8,686,969
William F. Hecht	117,118,455	2,265,739	132,484	8,686,969
Francis J. Lunger	117,758,489	1,685,280	72,909	8,686,969
Bret W. Wise	115,704,192	3,588,316	224,170	8,686,969

2.
Proposal to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the financial statements of the Company and to audit the Company’s internal control over financial reporting for the year ending December 31, 2015.

Votes For	Votes Against	Abstentions
122,778,328	5,360,763	64,556

3.	Proposal to approve the non-binding advisory vote on the Company’s Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,547,703	2,800,089	168,886	8,686,969

4.	Proposal to Re-Approve the Material Terms of Performance Goals under the DENTSPLY International Inc. 2010 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,000,380	17,322,453	193,845	8,686,969

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

3.1 Amended and Restated By-Laws of DENTSPLY International Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY International Inc.

By:     /s/ Deborah M. Rasin
Deborah M. Rasin
Vice President, Secretary &
General Counsel

Date: May 21, 2015